                                                                  Exhibit 10.41

                        JOINDER AND ASSUMPTION AGREEMENT

                  THIS JOINDER AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of October 17, 2000 is among Anchor Gaming (the "Borrower"), Bankers Trust Company (the "Increasing Lender"), Lehman Commercial Paper Inc. (the "Joining Lender"), and Bank of America, N.A., as the Administrative Agent, pursuant to the Loan Agreement dated as of June 29, 1999 among the Borrower, the Lenders referred to therein and Administrative Agent (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not defined in this Agreement shall have the meanings defined for those terms in the Loan Agreement.

                                    RECITALS

         A. Pursuant to the Loan Agreement, the Lenders have heretofore provided a $300,000,000 senior credit facility to the Borrower.

         B. The Borrower has requested that the aggregate amount of the Commitment be increased from to $300,000,000 to $325,000,000.

         C. Concurrently herewith, the Loan Agreement is being amended pursuant to an Amendment No. 2 thereto (the "Amendment"), and it is intended that the transactions contemplated herein shall become effective concurrently with the effectiveness of the Amendment.

         D. The Increasing Lender has agreed to assume an increased Pro Rata Share under the Loan Agreement and the Joining Lender has agreed to become a party to the Loan Agreement, and to thereby increase the Commitment to the amount requested by the Borrower.

              NOW THEREFORE, the parties hereto agrees as follows:

                                    AGREEMENT

         1. EFFECTIVE DATE. Concurrently with the effectiveness of the Amendment, the assumptions and increase in the Commitment described herein shall be effective (such date being referred to herein as the "Effective Date"). The Administrative Agent shall provide prompt notice of the Effective Date to the parties hereto.

         2. JOINDER BY JOINING LENDER. By signing this Agreement, the Joining Lender will become a Lender with a Pro Rata Share in the amount set forth in a Confirmation heretofore delivered to the Joining Lender by the Sole Lead Arranger and Book Manager in the form attached as Annex I hereto (a "Confirmation"). The Joining Lender agrees that pursuant to this Agreement it will become a Lender under the Loan Agreement on the Effective Date and will be bound by all terms, conditions, obligations and duties applicable to a Lender and will have all the rights of a Lender under the Loan Agreement and other Loan Documents.

         3. ASSUMPTION BY INCREASING LENDER. By signing this Agreement, the Increasing Lender agrees that, as of the Effective Date, its Pro Rata Share shall be increased to the amount set forth in a Confirmation heretofore delivered to the Increasing Lender.

         4. NO MODIFICATIONS OF LOAN AGREEMENT. Nothing contained in this Agreement shall be construed to amend or modify the terms of the Loan Documents other than to effectuate the joinder and assumptions contemplated herein.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE JOINING LENDER. Joining Lender hereby represents, warrants and covenants as follows:

                  (a)      Joining Lender is an Eligible Assignee.

                  (b) Joining Lender has agreed to become a party to the Loan Agreement solely in reliance upon its own independent investigation of the financial and other circumstances surrounding the Borrower and all aspects of the transactions evidenced by or referenced in the Loan Documents, or has otherwise satisfied itself thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Agreement) of the Administrative Agent in connection with the assumption made hereby. Joining Lender further acknowledges that it will, independently and based upon it's review of such documents and information as its deems appropriate at the time, continue to make its own credit decisions in connection with the assumption made hereby.

                  (c) Joining Lender has experience and expertise in the making of loans of the type made under the Loan Agreement and with respect to the other types of loans which may be extended under the Loan Agreement; that it has agreed to acquire its Commitment for its own account and not with any present intention of distributing all or any portion of such interest; and that it has received, reviewed and approved copies of all Loan Documents.

                  (d) Joining Lender has duly authorized, executed and delivered this Agreement, that it is legally entitled to enter into the transactions contemplated herein.

                  (e) Neither the Administrative Agent nor any other Lender shall be responsible to Joining Lender for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents (other than its own due execution of the Loan Documents) or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by the Administrative Agent to Joining Lender (other than written representations, warranties, recitals or statements made by such party therein) or by or on behalf of the Borrower to the Administrative Agent and the Lenders or the Joining Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrower or any other Person liable for the payment of any Advance or payment of amounts owed in connection with other extensions of credit under the Loan Agreement or any other matter. The Administrative Agent shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Advances or other extensions of credit under the Loan Agreement or as to the existence or possible existence of any Default or Event of Default.

         6. FEES. In consideration for the joinder and assumptions described herein, the Borrower shall pay to the Joining Lender and the Increasing Lender the fees described in its Confirmation.

         7. CONDITION PRECEDENT. The effectiveness of this Agreement shall be subject to the effectiveness of the Amendment, substantially in the form heretofore distributed.

         8. BENEFICIARIES OF THIS AGREEMENT. Each of the Joining Lender and the Increasing Lender hereby severally acknowledges and agrees that the Agreement set forth herein is for the expressed benefit of the parties to this Agreement and the other Lenders and their respective successors and permitted assigns.

         9. GOVERNING LAW. This Agreement and the transactions contemplated hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

                            [signature page follows]

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above written.

                                       "Joining Lender"

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                        "Increasing Lender"

                                        BANKERS TRUST COMPANY


                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


ACKNOWLEDGED AND AGREED TO:

BANK OF AMERICA, N.A.,
as Administrative Agent


By:
   --------------------------------
    Janice Hammond, Vice President


ANCHOR GAMING,
a Nevada corporation


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                 ANNEX I


                            _______________, 2000



[Name of Joining Lender or Increasing Lender]


Dear Ladies and Gentlemen:

         By this letter, we confirm that your total allocated commitment to the proposed $325,000,000 loan facilities for Anchor Gaming (the "Borrower") is $_____________________.

         Concurrently with the effectiveness of the proposed Amendment No.2 to Loan Agreement (now anticipated to be October 17, 2000) you will be paid an Upfront Fee of $______________ by the Borrower.

                                        BANC OF AMERICA SECURITIES, LLC


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------